United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 30, 2024

Date of Report (Date of earliest event reported)

CETUS CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41609	88-2718139
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Floor 3, No. 6, Lane 99 Zhengda Second Street, Wenshan District Taipei, Taiwan, R.O.C.	11602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +886 920518827

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, one Warrant and one Right	CETUU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share, included as part of the Units	CETU	The Nasdaq Stock Market LLC
Warrants included as part of the Units	CETUW	The Nasdaq Stock Market LLC
Rights included as part of the Units	CETUR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K that Cetus Capital Acquisition Corp. (the “Company” or “Cetus”) filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2023, on June 20, 2023, the Company entered into a Business Combination Agreement (as amended, restated, supplemented or modified from time to time, the “Business Combination Agreement”, and the transactions contemplated thereby, the “Business Combination”) with MKD Technology Inc., a Taiwan corporation (the “MKD Taiwan”), MKDWELL Limited, a British Virgin Islands company (“MKD BVI”), Ming-Chia Huang, in his capacity as the representative of the shareholders of MKD Taiwan (the “Shareholders’ Representative”), and the other parties thereto.

On June 30, 2024, the parties to the Business Combination Agreement executed and delivered a Sixth Addendum to the Business Combination Agreement (the “Sixth Addendum”) to extend the “Outside Date”, as set forth in the Business Combination Agreement, from June 30, 2024 to August 5, 2024.

The Sixth Addendum is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the full text of the Sixth Addendum.

Item 8.01. Other Events.

As previously disclosed in a Current Report on Form 8-K that was filed with the SEC on February 1, 2024, on January 31, 2024, the Company held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholders approved an amendment (the “Extension Amendment”) to the Company’s amended and restated certificate of incorporation to extend the date by which the Company must consummate its initial business combination from February 3, 2024 up to six (6) one-month extensions to August 3, 2024, provided that an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended is deposited into the Trust Account (as defined below), or such earlier date as determined by the Company’s board of directors (the “Extension”).

As previously disclosed in a Current Report on Form 8-K that was filed with the SEC on February 7, 2024, on February 2, 2024 the Company implemented the Extension by filing the Extension Amendment with the Secretary of State of the State of Delaware and entering into an Amendment No. 1 (the “IMTA Amendment”) of that certain Investment Management Trust Agreement dated as of January 31, 2023 by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”).

As a result of the Extension and the IMTA Amendment, an additional $50,000.00 must be deposited into the trust account maintained by the Trustee under the Trust Agreement (such account, the “Trust Account”) for each month extended. On or about July 3, 2024, a deposit in the amount of $50,000 was made into the Trust Account to extend the business combination period for an additional one month, until August 3, 2024.

Additional Information and Where to Find It

In connection with the business combination contemplated by the Business Combination Agreement (the “Business Combination”), Cetus and MKDWELL Tech Inc., a British Virgin Islands business company (“Pubco”), have filed relevant materials with the SEC, including a joint prospectus / proxy statement as part of a registration statement on Form F-4 (No. 333-277785) (the “Registration Statement”) that was filed by PubCo. The definitive proxy statement / final prospectus contained in the Registration Statement (and related proxy card and other relevant documents) was mailed to the stockholders of Cetus as of June 11, 2024, which is the record date that was established for voting at the stockholders’ meeting relating to the Business Combination. Stockholders can also obtain copies of the Registration Statement and of the proxy statement / prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Cetus Capital Acquisition Corp., Attention: Chung-Yi Sun, Chief Executive Officer, Floor 3, No. 6, Lane 99, Zhengda Second Street, Wenshan District, Taipei, Taiwan, R.O.C. 11602. This communication is not a substitute for the Registration Statement, the definitive proxy statement / final prospectus or any other document that Cetus has or will send to its stockholders in connection with the Business Combination.

Investors and security holders of Cetus are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the Business Combination that Cetus has filed, or may file, with the SEC because they contain, or will contain, important information about the Business Combination and the parties to the Business Combination Agreement.

Participants in the Solicitation

Cetus, Pubco, MKD Taiwan, MKD BVI and each of the other parties to the Business Combination Agreement, and each of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the stockholders of Cetus in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the directors and officers of Cetus in Cetus’ filings with the SEC, including the Registration Statement, which includes the proxy statement of Cetus for the Business Combination, and such information and names of the directors and executive officers of Pubco following the Business Combination, as well as other pertinent information relating to MKD Taiwan are also in the Registration Statement, which includes the proxy statement of Cetus for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, the expectations of Cetus and the other parties to the Business Combination Agreement with respect to the proposed business combination involving Cetus and the other parties to the Business Combination Agreement, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of MKD Taiwan, the products and services offered by MKD Taiwan and the markets in which it operates, and the projected future results of the combined company. Words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the control of Cetus and MKD Taiwan and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Cetus, (ii) the risk that the transaction may not be completed by Cetus’ business combination deadline, even if such deadline is extended by its sponsor, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the stockholders of Cetus, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the proposed Business Combination, (vi) the effect of the announcement or pendency of the transaction on MKD Taiwan’s business relationships, performance and business generally, (vii) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees, (viii) costs related to the proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against any party to the Business Combination Agreement following the announcement of the proposed Business Combination, (x) the ability to maintain the listing of the securities of Cetus on Nasdaq, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which MKD Taiwan operates, (xiii) the risk that MKD Taiwan and its current and future collaborators are unable to successfully develop and commercialize the products or services of MKD Taiwan, or experience significant delays in doing so, including failure to achieve approval of its products or services by applicable regulatory authorities, (xiv) the risk that MKD Taiwan may never achieve or sustain profitability, (xv) the risk that the combined company may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xvi) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xvii) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of MKD Taiwan, (xviii) the risk that MKD Taiwan is unable to secure or protect its intellectual property, (xix) the risk that the securities of the post-combination company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xx) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by Cetus (including those under the “Risk Factors” sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither Cetus nor any other party to the Business Combination Agreement assumes any obligation, and nor does Cetus or any other party to the Business Combination Agreement intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Sixth Addendum to the Business Combination Agreement, dated as of June 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2024	CETUS CAPITAL ACQUISITION CORP.

	By:	/s/ Chung-Yi Sun
	Name:	Chung-Yi Sun
	Title:	President & CEO